UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2021

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 4, 2021, Sachem Capital Corp. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the three and nine months ended September 30, 2021.

Item 7.01.	Regulation FD Disclosure.

On November 5, 2021, the Company hosted a conference call for investors to discuss its financial condition and operating results for the three and nine months ended September 30, 2021 as well as other relevant matters. A transcript of the call is attached hereto as Exhibit 99.3.

The information furnished pursuant to this Item 7.01 shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information or exhibits contain material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 8.01.	Other Events.

On November 3, 2021, the Company reconvened its 2021 Annual Meeting of Shareholders (“Annual Meeting”), with respect to Proposal 2, and adjourned and rescheduled the Annual Meeting for Wednesday, November 24, 2021, at 10:00 a.m., Eastern Standard Time. The Company determined that a further adjournment is necessary to allow shareholders who have not yet voted additional time to vote. The Annual Meeting will resume virtually via the internet at https://meetnow.global/MUUP4LY. On November 4, 2021, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing the adjournment of the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated November 4, 2021, announcing financial results for the three and nine months ended September 30, 2021.

99.2	Press release, dated November 4, 2021, announcing adjournment of the Annual Meeting.*

99.3	Transcript of investor conference call held on November 5, 2021.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*Previously filed pursuant to the Schedule DEFA 14A, filed on November 4, 2021, and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.3, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: November 8, 2021	By:	/s/ John L. Villano
John L. Villano, CPA
Chief Executive Officer and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated November 4, 2021, announcing financial results for the three and nine months ended September 30, 2021.

99.2	Press release, dated November 4, 2021, announcing adjournment of the Annual Meeting.*

99.3	Transcript of investor conference call held on November 5, 2021.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*Previously filed pursuant to the Schedule DEFA 14A, filed on November 4, 2021, and incorporated herein by reference.

5